SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                  FORM 8-K-A-1

                               CURRENT INFORMATION

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) January 22, 1998
                                                 ----------------

                       Algorhythm Technologies Corporation
                       -----------------------------------
             (Exact name of registrant as specified in its charter)


           Nevada                     0-25276                   88-0320364
           ------                     -------                   ----------
(State or other jurisdiction       (Commission                 (IRS Employer
     of incorporation)             File Number)              Identification No.)


5310 NW 33rd Avenue, Ft. Lauderdale, FL                             33309
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Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code (954)739-7005
                                                   -------------

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         (Former name or former address, if changed since last report.)




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7.  Financial Statements and Exhibits.

         c. Exhibit 16: Letter of Want & Ender,  CPA,  P.C.,  dated  February 9,
1998.







         Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                           ALGORHYTHM TECHNOLOGIES CORPORATION
                                    REGISTRANT



Dated: March 3, 1998                  By: /s/Andrew Smith
                                          -----------------------
                                          ANDREW SMITH, President




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